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                                                                    EXHIBIT 23.0


INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statements No. 2-61247, No. 2-59224, No. 2-98688, No. 2-83138, No. 2-98687 and No. 33-21836
of Pacific Scientific Company on Form S-8 of our report dated February 2, 1996, incorporated by reference in this Annual Report on Form 10-K of Pacific Scientific Company for the year ended December 29, 1995.





   /s/  Deloitte & Touche LLP
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Costa Mesa, California
March 13, 1996